UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 30, 2006

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-16531 (COMMISSION FILE NUMBER)	06-159-7083 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue New York, New York 10171 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On March 30, 2006, the Board of Directors of General Maritime Corporation (the “Company”) approved an amendment and restatement of its 2001 Stock Incentive Plan (as amended and restated, effective December 21, 2005). The amendment provides that: (a) grants of non-qualified options under the Plan will not be made at an exercise price of less than fair market value at the time of grant; (b) grants of restricted stock subject to vesting based on continued employment for specified periods will not vest in full before three years after the date of grant, except that up to 76,597 restricted shares with shorter vesting periods may be granted each year to (i) non-employee directors in lieu of director fees, and (ii) new employees or consultants in connection with their commencing employment or other service; and (c) the Company will not modify outstanding grants to make them more favorable to the recipient except in connection with a change of control of the Company, the recipient's death, disability, or termination of employment or other relationship with the Company, error or ambiguity in the grant documents, or similar circumstances. The foregoing description is qualified by reference to the full text of the 2001 Stock Incentive Plan, which is filed as an exhibit to this report on Form 8-K and is incorporated by reference in its entirety.

Also on March 30, 2006, the Board of Directors designated Peter S. Bell, Senior Vice President and Head of Commercial Department of General Maritime Management LLC, a Tier 1 Participant under the Company’s Change of Control Severance Program for U.S. Employees. As a result, Mr. Bell will generally be entitled to receive two times his respective base salary and annual bonus upon the occurrence of a qualifying termination within a two year period following a change of control. The foregoing description is qualified by reference to the full text of the Change of Control Severance Program for U.S. Employees, which is filed as an exhibit to this report on Form 8-K and is incorporated by reference in its entirety.

ITEM 9. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	General Maritime Corporation 2001 Stock Incentive Plan (as amended and restated, effective March 30, 2006).

1.2	General Maritime Corporation Change of Control Severance Program for U.S. Employees.(1)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION

Date: March 30, 2006	By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	General Maritime Corporation 2001 Stock Incentive Plan (as amended and restated, effective March 30, 2006).

1.2	General Maritime Corporation Change of Control Severance Program for U.S. Employees.(1)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2005.